SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported) July 25, 2003 (July 25, 2003)




                      MIDLAND CAPITAL HOLDINGS CORPORATION
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             (Exact name of Registrant as specified in its Charter)



       DELAWARE                         1-14343                  36-4238089
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(State or other jurisdiction       (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)

8929 S. Harlem Avenue, Bridgeview, Illinois                             60455
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 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (708) 598-9400



                                       N/A
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          (Former Name or Former Address, if changed since last report)


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Item 7.  Financial Statements and Exhibits

                  (c)      Exhibits

                           99.1     Press Release dated July 25, 2003

Item 9.  Regulation FD Disclosure.

     On July 25, 2003, Midland Capital Holdings, Corporation issued a press release announcing its fiscal fourth quarter earnings and declaring a regular cash dividend. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

     The information under this caption is intended to be furnished by Midland Capital Holdings, Corporation under Item 12 of Form 8-K but is placed under Item 9 instead of Item 12 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The information contained in this Item 9 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MIDLAND CAPITAL HOLDINGS CORPORATION




Date:  July 25, 2003            By: /s/ Paul Zogas
       -------------               --------------------------------------------
                                    Paul Zogas
                                    President, Chief Executive Officer
                                      and Chief Financial Officer

                                  EXHIBIT INDEX




Exhibit No.                         Description
-----------                         -----------

      99.1                          Press Release dated July 25, 2003